Exhibit 4.2

Ontario Corporation Number Numéro de la société en Ontario
For Ministry Use Only A l’usage exclusif du ministère
1334166

Ministry of	Ministère de la
Consumer and	Consommation
Commercial Relations	et du Commerce
CERTIFICATE	CERTIFICAT
This is to certify that these articles are effective on	Ceci certifie que les présents statuts entrent en vigueur le

JANUARY 01 JANVIER, 1999
(signed)
Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Trans	Line		Comp	Method
Code	No	Stat	Type	Incorp	Share
[A]	[0]	[0]	[A]	[3]	[S]
18	20	28	29	30	31
Notice
Req’d		Jurisdiction
[N]	ONTARIO				[A]
32	33		47		57

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

ARTICLES OF AMALGAMATION
STATUTS DE FUSION

1.	The name of the amalgamated corporation is:

Dénomination sociale de la société issue de la fusion:

B	A	R	R	I	C	K		G	O	L	D		C	O	R	P	O	R	A	T	I	O	N	/	S	O	C	I	É
T	É		A	U	R	I	F	È	R	E		B	A	R	R	I	C	K

2.	The address of the registered office is:

Adresse du siège social:

200 Bay Street, South Tower, Royal Bank Plaza, Suite 2700
(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro ou numéro de la R.R. et, s’il s’agit d’un édifice à bureaux, numéro du bureau)

Toronto	M 5 J 2 J 3
(Name of Municipality or Post Office) (Nom de la municipalité ou du bureau de poste)	(Postal Code) (Code postal)

City of (Name of Municipality, Geographic Township) (Nom de la municipalité, du canton géographique)	in the dans le/la	Toronto (County, District, Regional Municipality) (Comté, district, municipalité régionale)

3.	Number (or minimum and maximum number) of directors is:

Nombre (ou nombres minimal et maximal) d’administrateurs:

A minimum of five and a maximum of twenty directors

4.	The director(s) is/are:

Administrateur(s) :

Resident
Canadian
State
	Residence address, giving Street & No. or R.R. No.,	Yes or No
	Municipality and Postal Code	Résident
First name, initials and surname	Adresse personnelle, y compris la rue et le numéro, le numéro	canadien
Prénom, initiales et nom de famille	de la R.R., le nom de la municipalité et le code postal	Oui / Non
Howard L. Beck	3 Ormsby Crescent	Yes
Toronto, Ontario M5P 2V2

C. William D.	Wakawa Ranger Road,	No
Birchall	P.O. Box CB10963
Lyford Cay
Nassau, Bahamas

John K. Carrington	69 John Street	Yes
Thornhill, Ontario L3T lY3

Marshall A. Cohen	202 Roxborough Drive	Yes
Toronto, Ontario M4W lX8

1A

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

4.	Continued

Resident
Canadian
State
	Residence address, giving Street & No. or R.R. No.,	Yes or No
	Municipality and Postal Code	Résident
First name, initials and surname	Adresse personnelle, y compris la rue et le numéro, le numéro	canadien
Prénom, initiales et nom de famille	de la R.R., le nom de la municipalité et le code postal	Oui / Non
Peter A. Crossgrove	61 Crescent Road	Yes
Toronto, Ontario M4W 1T6

J. Trevor Eyton	R.R. #2	Yes
Caledon, Ontario LON 1CO

David H. Gilmour	6 Golfview Road	No
Palm Beach, Florida 33480

Angus A. MacNaughton	481 Kingswood Lane	No
Danville, California 94506

Paul D. Melnuk	49 Forest Hill Road	Yes
Toronto, Ontario M4V 2L4

Brian Mulroney	47 Forden Crescent	Yes
Westmount, Quebec H3V 2V5

Peter Munk	24 Old Forest Hill Road	Yes
Toronto, Ontario M5P 2P7

Anthony Munk	81 Woodlawn Avenue East	Yes
Toronto, Ontario M4T 1B9

The Honourable	435 East 52nd Street	No
Edward N. Ney	River House
Suite 1602
New York City, New York 10022

Randall Oliphant	22 Wrenwood Court	Yes
Unionvil1e, Ontario L3R 6R6

Joseph L. Rotman	142 Forest Hill Road	Yes
Toronto, Ontario M4V 2L9

Gregory C. Wilkins	295 Russell Hill Road	Yes
Toronto, Ontario M4V 2T7

Form 4
Business Corporations Act

Formule 4
Loi sur les société par actions

5.
A) The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below.

CHECK
A OR B

☐

A)	Les actionnaires de chaque société qui fusionne ont dûment adopté la convention de fusion conformément au paragraphe 176 (4) de la Loi sur les sociétés par actions à la date mentionnée ci-dessous.

COCHER
A OU B

B)	The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below.

The articles of amalgamation in substance contain the provisions of the articles of incorporation of

☒

B)	Les administrateurs de chaque société qui fusionne ont approuvé la fusion par voie de résolution conformément à l’article 177 de la Loi sur les sociétés par actions à la date mentionnée ci-dessous.

Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

BARRICK GOLD CORPORATION/SOCIÉTÉ AURIFÈRE BARRICK

and are more particularly set out in these articles.

et sont énoncés textuellement aux présents statuts.

Names of amalgamating corporations	Ontario Corporation Number	Date of Adoption / Approval
Dénomination sociale des sociétés qui fusionnent	Numéro de la société en Ontario	Date d’adoption ou d’approbation

BARRICK GOLD CORPORATION/ SOCIÉTÉ AURIFÈRE BARRICK	1112408	December 8, 1998

BARRICK GOLD MINES LTD.	463635	December 23, 1998

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

6.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

Limites, s’il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société:

There shall be no restrictions on the business that the Amalgamated Corporation may carry on.

7.	The classes and any maximum number of shares that the corporation is authorized to issue:

Catégories et nombre maximal, s’il y a lieu, d’actions que la société est autorisée à émettre :

(i)	an unlimited number of shares without nominal or par value designated as common shares (the “Common Shares”);

(ii)	an unlimited number of shares without nominal or par value, issuable in series and designated as First Preferred Shares (the “First Preferred Shares”); and

(iii)	an unlimited number of shares without nominal or par value, issuable in series and designated as Second Preferred Shares (the “Second Preferred Shares”) .

Form 4
Business Corporations Act
Formule 4
Loi sur les sociétés par actions

8.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilèges, restrictions et conditions, s’il y a lieu, rattachés à chaque catégorie d’actions et pouvoirs des administrateurs relatifs à chaque catégorie d’actions qui peut être émise en série :

(a)	The rights, privileges, restrictions and conditions attaching to the First Preferred Shares and to the first and second series thereof and the number of First Preferred Shares to constitute the first and second series thereof are set out in Schedule I attached hereto.

(b)	The rights, privileges, restrictions and conditions attaching to the Second Preferred Shares and to the first series thereof and the number of Second Preferred Shares to constitute the first series thereof are set out in Schedule II attached hereto.

4A

SCHEDULE I

First Preferred Shares

     The shares without nominal or par value designated, as a class, First Preferred Shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

1. The First Preferred Shares may at any time and from time to time be issued in one (1) or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Amalgamated Corporation.

2. The board of directors of the Amalgamated Corporation shall, by resolution duly passed before the issue of any First Preferred Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the First Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the First Preferred Shares, the whole subject to the limitations set out in the articles and the issue by the Director under the Act of a certificate of amendment designating such series of shares.

3. The First Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Amalgamated Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Amalgamated Corporation among its shareholders for the purpose of winding up its affairs, be entitled to a preference over the common shares of the Amalgamated Corporation and over any other shares ranking junior to the First Preferred Shares and the First Preferred Shares of each series may also be given such other preferences over the common shares and any other shares ranking junior to the First Preferred Shares as may be determined as to the respective series authorized to be issued.

4. The First Preferred Shares of each series shall rank on a parity with the First Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Amalgamated Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Amalgamated Corporation among its shareholders for the purpose of winding-up its affairs.

5. The holders of the First Preferred Shares of each series shall be entitled to receive and the Amalgamated Corporation shall pay thereon as and when declared by the board of directors out of the moneys of the Amalgamated Corporation properly applicable to the payment of dividends fixed non-cumulative preferential quarterly cash dividends at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the First Preferred Shares of such series and as may be the subject matter of a certificate as referred to in the said clause 2. Such dividends shall accrue from such date or dates not later than six (6) months after the respective dates of issue as may in the case of each issue be determined by the board of directors of the Amalgamated Corporation or in case no date be so determined then from the date of allotment. Cheques of the Amalgamated Corporation payable at par at any branch of the Amalgamated Corporation’s bankers for the time being in Canada shall be issued in respect of such dividends.

6. In the event of the liquidation, dissolution or winding-up of the Amalgamated Corporation or any other distribution of assets of the Amalgamated Corporation among its shareholders for the purpose of winding up its affairs, the holders of the First Preferred Shares of each series shall be entitled to receive for each First Preferred Share held by them, respectively, a sum equivalent to the result obtained when the stated capital account for the First Preferred Shares of such series is divided by the number of issued and outstanding First Preferred Shares of such series together with all dividends (if any) declared and unpaid thereon up to the date of distribution and, if such liquidation, dissolution, winding-up or other distribution is voluntary, an additional amount equal to the premium (if any) which would be payable upon the First Preferred Shares of such series as part of the redemption price of such shares if such shares were redeemed under the provisions of clause 9 and not pursuant to any compulsory purchase or retirement obligation imposed upon the Amalgamated Corporation, the whole before any amount shall be paid or any property or assets of the Amalgamated Corporation distributed to the holders of any

SCHEDULE I - PAGE 1

4B

common shares or shares of any other class ranking junior to the First Preferred Shares. After payment to holders of the First Preferred Shares of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Amalgamated Corporation.

7. Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares of any series, the Amalgamated Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the First Preferred Shares of any series outstanding from time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the First Preferred Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Amalgamated Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Amalgamated Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase. If upon any invitation for tenders under the provisions of this clause the Amalgamated Corporation shall receive tenders of First Preferred Shares of such series at the same lowest price which the Amalgamated Corporation is willing to pay in an aggregate number greater than the number for which the Amalgamated Corporation is prepared to accept tenders, the First Preferred Shares of such series so tendered which the Amalgamated Corporation determines to purchase at such price shall be purchased as nearly as may be pro rata (disregarding fractions) in proportion to the number of First Preferred Shares of such series so tendered by each of the holders of First Preferred Shares of such series who submitted tenders at the said same lowest price.

8. Subject to the rights, privileges, restrictions and conditions attaching to the First Preferred Shares of, any series, the Amalgamated Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding First Preferred Shares of any series on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the First Preferred Shares of such series is divided by the number of issued and outstanding First Preferred Shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the First Preferred Shares of such series and as may be the subject matter of a certificate as referred to in the said clause 2 and together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9. In any case of redemption of First Preferred Shares of any series under the provisions of clause 8 the Amalgamated Corporation shall at least ten (10) days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of First Preferred Shares of such series to be redeemed a notice in writing of the intention of the Amalgamated Corporation to redeem such last-mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Amalgamated Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, the accidental failure or omission to give any such notice to one (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date on which redemption is to take place and if part only of the First Preferred Shares of such series held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Amalgamated Corporation shall pay or cause to be paid to or to the order of the registered holders of the First Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the registered office of the Amalgamated Corporation or any other place within Canada designated in such notice, of the certificates representing the First Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Amalgamated Corporation’s bankers for the time being in Canada. If a part only of the First Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Amalgamated Corporation. On the date fixed for redemption, the First Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof thereafter have no rights whatsoever against the Amalgamated Corporation in respect of the First Preferred Shares in question except to receive, upon presentation of certificates representing the First Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10. The holders of First Preferred Shares shall be entitled to receive copies of the annual financial statements of the Amalgamated Corporation and the auditors’ report thereon to be submitted to the shareholders of the

SCHEDULE I - PAGE 2

4C

Amalgamated Corporation at annual meetings but the holders of First Preferred Shares shall not be entitled as such (except as hereinafter and in the Act specifically provided) to receive notice of or to attend any meeting of the shareholders of the Amalgamated Corporation or to vote at any such meeting (but shall be entitled to receive notice of meetings of shareholders of the Amalgamated Corporation called for the purpose of authorizing the dissolution of the Amalgamated Corporation or the sale of its undertaking or a substantial part thereof).

11. The approval of the holders of the First Preferred Shares to delete or vary any right, privilege, restriction or condition attaching to the First Preferred Shares as a class or any other matter requiring the approval or consent of the holders of First Preferred Shares, as a class, may be given by at least two-thirds (2/3) of the votes cast at a meeting of the holders of the First Preferred Shares duly called for that purpose and held upon at least twenty-one (21) days’ notice at which the holders of a majority of the outstanding First Preferred Shares are present or represented by proxy. If at any such meeting the holders of a majority of the outstanding First Preferred Shares are not present or represented by proxy within one-half (1/2) hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than thirty (30) days later and to such time and place as may be appointed by the chairman and not less than twenty-one (21) days’ notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of First Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by not less than two-thirds (2/3) of the votes cast at such adjourned meeting shall constitute the authorization of the holders of the First Preferred Shares referred to above. The formalities to be observed in respect of the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed by the by-laws of the Amalgamated Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting, every holder of First Preferred Shares shall be entitled to one (1) vote in respect of each $1.00 of the issue price of each First Preferred Share held.

First Preferred Shares, Series A

     The first series of First Preferred Shares are designated as $0.114 Non-cumulative Redeemable Convertible First Preferred Shares, Series A (the “First Preferred Shares, Series A”), shall consist of 10,000,000 First Preferred Shares and, in addition to the rights, privileges, restrictions and conditions attached to the First Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. The rate of the fixed non-cumulative preferential cash dividends on the First Preferred Shares, Series A shall be $0.114 per annum. Such dividends shall be payable in quarterly installments on the first (1st) days of January, April, July and October in each year.

2. No class of shares may be created or issued ranking as to capital or dividends prior to or on a parity with the First Preferred Shares without the prior approval of the Series A First Preferred Shareholders given as hereinafter specified nor shall the authorized amount of First Preferred Shares be increased without such approval; provided that nothing in this clause shall prevent the Amalgamated Corporation from issuing additional series of presently authorized First Preferred Shares without such approval.

3. (a) For the purpose of this clause 3:

“Common Shares” shall mean common shares without par value of the Amalgamated Corporation as such shares were constituted on the effective date of the Amalgamation; and

“Conversion Basis” at any time shall mean the number of common shares into which at such time one (1) First Preferred Share, Series A shall be convertible in accordance with the provisions of this clause 3.

(b)	Series A First Preferred Shareholders shall have the right at any time up to the close of business on the last business day prior to the date fixed for redemption (if any) (the “Time of Expiry”) (subject as hereinafter provided) to convert First Preferred Shares, Series A into Common Shares on the following original Conversion Basis: one (1) Common Share for each First Preferred Share, Series A until such time as the original Conversion Basis shall be adjusted as hereinafter provided and thereafter on the adjusted Conversion Basis.

(c)	The conversion privilege herein provided for may be exercised by notice in writing given to the transfer agent for the First Preferred Shares, Series A at its principal office in the City of Toronto, or to such other transfer

SCHEDULE I - PAGE 3

4D

agent at such other city or cities as the Amalgamated Corporation may from time to time appoint, accompanied by a certificate or certificates representing the First Preferred Shares, Series A of the Amalgamated Corporation, in respect of which the holder thereof desires to exercise such right of conversion. Such notice shall be signed by such holder or his duly authorized attorney and shall specify the number of First Preferred Shares, Series A which the holder desires to have converted and the number to be purchased. The transfer form in the certificate or certificates in question need not be endorsed, except in the circumstances contemplated by subclause (e). If less than all the First Preferred Shares, Series A represented by a certificate or certificates accompanying the notice are to be converted, the holder shall be entitled to receive at the expense of the Amalgamated Corporation, a new certificate representing the First Preferred Shares, Series A which are not to be converted.

(d)	In the case of any First Preferred Shares, Series A which may be called for redemption, the right of conversion thereof shall, notwithstanding anything herein contained, cease and terminate at the close of business on the last business day next preceding the date fixed for redemption, provided, however, that if the Amalgamated Corporation shall fail to redeem such First Preferred Shares, Series A in accordance with the notice of redemption the right of conversion shall thereupon be restored.

(e)	On any conversion of First Preferred Shares, Series A the share certificates for Common Shares of the Amalgamated Corporation resulting therefrom shall be issued in the name of the registered holder of the First Preferred Shares, Series A converted or in such name or names as such registered holder may direct in writing (either in the notice referred to in subclause (c) or otherwise), provided that such registered holder shall pay any applicable security transfer taxes; in any such case the transfer form on the back of the certificates in question shall be endorsed by the registered holder of First Preferred Shares, Series A or his duly authorized attorney, with signature guaranteed in a manner satisfactory to the transfer agent.

(f)	Subject as hereinafter provided by this subclause (f), the right of a Series A First Preferred Shareholder to convert the same into Common Shares shall be deemed to have been exercised, and the registered holders of First Preferred Shares, Series A to be converted (or any person or persons in whose name or names any such registered holder of First Preferred Shares, Series A shall have directed certificates representing Common Shares be issued as provided in subclause (e)) shall be deemed to have become holders of Common Shares of record of the Amalgamated Corporation for all purposes on the respective dates of surrender of certificates representing the First Preferred Shares, Series A to be converted accompanied by notice in writing as provided in subclause (c) hereof notwithstanding any delay in the delivery of certificates representing the Common Shares into which such First Preferred Shares Series A have been converted.

(g)	A Series A First Preferred Shareholder on the record date for any dividend declared payable on such share will be entitled to such dividend notwithstanding that such share is converted after such record date and before the payment date of such dividend, and the registered holder of any Common Share resulting from any conversion shall be entitled to rank equally with the registered holders of all other Common Shares in respect of all dividends declared payable to holders of Common Shares of record on any date after the date of conversion. Subject as aforesaid, no payment or adjustment will be made on account of any dividend, accrued or otherwise, on the First Preferred Shares, Series A converted or the Common Shares resulting from any conversion.

(h)	If and whenever at any time prior to the Time of Expiry the outstanding Common Shares shall be subdivided, redivided or changed into a greater or consolidated into a lesser number of shares or reclassified into different shares, the Conversion Basis then in effect shall be appropriately adjusted and any Series A First Preferred Shareholder who has not exercised his right of conversion prior to the effective date of such subdivision, redivision, change, consolidation or reclassification shall be entitled to receive and shall accept, upon the exercise of such right at any time on the effective date or thereafter, in lieu of the number of Common Shares to which he was theretofore entitled upon exercise of the conversion privilege, the aggregate number of Common Shares that such Series A First Preferred Shareholder would have been entitled to receive as a result of such subdivision, redivision, change, consolidation or reclassification if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was theretofore entitled upon exercise of the conversion privilege.

SCHEDULE I - PAGE 4

4E

(i)	If and whenever at any time prior to the Time of Expiry there is a capital reorganization of the Amalgamated Corporation not covered by subclause (h) of this clause 3, or a consolidation or merger or amalgamation of the Amalgamated Corporation with or into any other company, including by way of a sale whereby all or substantially all of the undertaking and assets of the Amalgamated Corporation become the property of any other company, any Series A First Preferred Shareholder who has not exercised his right of conversion prior to the effective date of such reorganization, consolidation, merger, amalgamation or sale, shall be entitled to receive and shall accept, upon the exercise of such right of conversion at any time on the effective date or thereafter in lieu of the number of Common Shares to which he was theretofore entitled upon exercise of such right of conversion, the aggregate number of shares or other securities or property of the Amalgamated Corporation or of the company resulting from the consolidation, merger or amalgamation or to which such sale may be made, as the case may be, that such holder would have been entitled to receive as a result of such capital reorganization, consolidation, merger, amalgamation or sale if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was entitled theretofore upon exercise of the conversion right; provided always that the Series A First Preferred Shareholder in question shall never be entitled to receive any securities or interest in any assets whatsoever except to the extent that the same have in fact been made available to the transfer agent and registrar of the Amalgamated Corporation as the registered holder of the Common Shares which form the basic subject matter of the right of conversion.

(j)	The Amalgamated Corporation shall not issue fractional shares upon any conversion of First Preferred Shares, Series A. If a fractional interest in a Common Share would, except for the provisions of this paragraph, be deliverable upon conversion of a First Preferred Share, Series A the Amalgamated Corporation shall issue a non-voting and non-dividend bearing bearer scrip certificate of the Amalgamated Corporation in respect of such fractional interest, which scrip certificate, when surrendered to the transfer agent for the Common Shares at any office for the transfer of Common Shares of the Amalgamated Corporation, together with similar scrip certificates representing in the aggregate the right to receive at least one whole Common Share, shall be exchangeable for a share certificate or certificates for the full number of Common Shares called for by all the scrip certificates so surrendered and a new scrip certificate in respect of any remaining fractional interest in a Common Share called for thereby. Such scrip certificate shall become void on such date, not less than six months after the date of issuance thereof, as shall be determined by the directors of the Amalgamated Corporation and stated in such scrip certificate and on such date each such scrip certificate which has become void and the fractional interest represented thereby shall be deemed to have been purchased by the Amalgamated Corporation. Such scrip certificate shall be in such form and contain such reasonable terms and provisions as the directors shall at any time or from time to time determine.

4.(a) The Amalgamated Corporation may, in the manner provided in clauses 8 and 9 of the provisions attaching to the First Preferred Shares as a class redeem at any time the whole or from time to time any part of the then outstanding First Preferred Shares, Series A, on payment for each share to be redeemed of the Redemption Price, as defined below, together with all declared and unpaid non-cumulative preferential dividends thereon.

(b)	Until the notice hereinafter referred to is given, the Redemption Price shall be $1.90 per share. At any time the Amalgamated Corporation may give notice to all holders of all First Preferred Shares, Series A, stating that it has determined that the market price of common shares of the Amalgamated Corporation (based upon the weighted average price of such shares on The Toronto Stock Exchange over a period of twenty consecutive trading days ended not more than five days prior to the date of giving of such notice) is a stipulated price. In the event that such notice is given, then on the 30th day following the date of mailing of such notice, the Redemption Price shall be the lesser of $1.90 per share and such stipulated market price per common share. Such 30th day is herein referred to as the “Fixed Price Date”.

5.	On the Fixed Price Date and at any time thereafter, any holder of First Preferred Shares, Series A may require the Amalgamated Corporation to redeem, at the Redemption Price then in effect, together with declared and unpaid dividends if any, all or any of his First Preferred Shares, Series A. Such right to require redemption may be exercised by notice in writing given to the transfer agent for the First Preferred Shares, Series A at its principal office in the City of Toronto, or to such other transfer agent at such other city or cities as the Amalgamated Corporation may from time to time appoint. Such notice shall be signed by the holder or his duly authorized attorney and shall specify the number of First Preferred Shares, Series A which the holder desires to have redeemed, and such notice shall be accompanied by a certificate or certificates representing the First Preferred Shares, Series A to be redeemed. If less than all the First Preferred Shares, Series A represented by a certificate or

SCHEDULE I - PAGE 5

4F

certificates accompanying any such notice are to be redeemed, the holder shall be entitled to receive, at the expense of the Amalgamated Corporation, a new certificate representing the First Preferred Shares, Series A not to be redeemed. Upon the receipt of a notice and certificates as aforesaid, the Amalgamated Corporation shall proceed forthwith to redeem the First Preferred Shares, Series A in question by payment of the redemption price and declared and unpaid dividends, if any, to which the holder of the First Preferred Shares, Series A to be redeemed is entitled, all in the manner specified in the provisions attaching to the First Preferred Shares as a class, as nearly as may be, mutatis mutandis.

6.	The provisions contained in clauses numbered 1 to 7 inclusive (including this clause) and clauses numbered 1 to 11 both inclusive of the provisions attaching to the First Preferred Shares as a class or any of them may be deleted, varied, modified, amended or amplified by articles of amendment but only with the prior approval of the Series A First Preferred Shareholders given as hereinafter specified, in addition to any vote or authorization required by the Act.

7.	The approval of Series A First Preferred Share holders with respect to any and all matters referred to herein (in addition to and distinct from any vote or authorization required by the Act) may be given by resolution as provided, mutatis mutandis, in clause 11 of the provisions attaching to the First Preferred Shares as a class.

First Preferred Shares, Series B

     The first series of First Preferred Shares are designated as $0.126 Non-cumulative Redeemable Convertible First Preferred Shares, Series B (the “First Preferred Shares, Series B”), shall consist of 10,000,000 First Preferred Shares and, in addition to the rights, privileges, restrictions and conditions attached to the First Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1.	The rate of the fixed non-cumulative preferential cash dividends on the First Preferred Shares, Series B shall be $0.126 per annum. Such dividends shall be payable in quarterly installments on the first (1st) days of January, April, July and October in each year.

2.	No class of shares may be created or issued ranking as to capital or dividends prior to or on a parity with the First Preferred Shares without the prior approval of the Series B First Preferred Shareholders given as hereinafter specified nor shall the authorized amount of First Preferred Shares be increased without such approval; provided that nothing in this clause shall prevent the Amalgamated Corporation from issuing additional series of presently authorized First Preferred Shares without such approval.

3.	(a) For the purpose of this clause 3:

“Common Shares” shall mean common shares without par value of the Amalgamated Corporation as such shares were constituted on the effective date of the Amalgamation; and

“Conversion Basis” at any time shall mean the number of common shares into which at such time one (1) First Preferred Share, Series B shall be convertible in accordance with the provisions of this clause 3.

(b)	Series B First Preferred Shareholders shall have the right at any time up to the close of business on the last business day prior to the date fixed for redemption (if any) (the “Time of Expiry”) (subject as hereinafter provided) to convert First Preferred Shares, Series B into Common Shares on the following original Conversion Basis: one (1) Common Share for each First Preferred Share, Series B until such time as the original Conversion Basis shall be adjusted as hereinafter provided and thereafter on the adjusted Conversion Basis.

(c)	The conversion privilege herein provided for may be exercised by notice in writing given to the transfer agent for the First Preferred Shares, Series B at its principal office in the City of Toronto, or to such other transfer agent at such other city or cities as the Amalgamated Corporation may from time to time appoint, accompanied by a certificate or certificates representing the First Preferred Shares, Series B of the Amalgamated Corporation, in respect of which the holder thereof desires to exercise such right of conversion. Such notice shall be signed by such holder or his duly authorized attorney and shall specify the number of First Preferred Shares, Series B which the holder desires to have converted and the number to be purchased. The transfer form in the certificate or certificates in question need not be endorsed, except in the circumstances contemplated by subclause (e). If less than all the First Preferred Shares, Series B represented by a certificate

SCHEDULE I - PAGE 6

4G

or certificates accompanying the notice are to be converted, the holder shall be entitled to receive, at the expense of the Amalgamated Corporation, a new certificate representing the First Preferred Shares, Series B which are not to be converted.

(d)	In the case of any First Preferred Shares, Series B which may be called for redemption, the right of conversion thereof shall, notwithstanding anything herein contained, cease and terminate at the close of business on the last business day next preceding the date fixed for redemption, provided, however, that if the Amalgamated Corporation shall fail to redeem such First Preferred Shares, Series B in accordance with the notice of redemption the right of conversion shall thereupon be restored.

(e)	On any conversion of First Preferred Shares, Series B the share certificates for Common Shares of the Amalgamated Corporation resulting therefrom shall be issued in the name of the registered holder of the First Preferred Shares, Series B converted or in such name or names as such registered holder may direct in writing (either in the notice referred to in subclause (c) or otherwise), provided that such registered holder shall pay any applicable security transfer taxes; in any such case the transfer form on the back of the certificates in question shall be endorsed by the registered holder of such First Preferred Shares, Series B or his duly authorized attorney, with signature guaranteed in a manner satisfactory to the transfer agent.

(f)	Subject as hereinafter provided by this subclause (f), the right of a Series B First Preferred Shareholder to convert the same into Common Shares shall be deemed to have been exercised, and the registered holders of First Preferred Shares, Series B to be converted (or any person or persons in whose name or names any such registered holder of First Preferred Shares, Series B shall have directed certificates representing Common Shares be issued as provided in subclause (e)) shall be deemed to have become holders of Common Shares of record of the Amalgamated Corporation for all purposes on the respective dates of surrender of certificates representing the First Preferred Shares, Series B to be converted accompanied by notice in writing as provided in subclause (c) hereof notwithstanding any delay in the delivery of certificates representing the Common Shares into which such First Preference Shares Series B have been converted.

(g)	A Series B First Preferred Shareholder on the record date for any dividend declared payable on such share will be entitled to such dividend notwithstanding that such share is converted after such record date and before the payment date of such dividend, and the registered holder of any Common Share resulting from any conversion shall be entitled to rank equally with the registered holders of all other Common Shares in respect of all dividends declared payable to holders of Common Shares of record on any date after the date of conversion. Subject as aforesaid, no payment or adjustment will be made on account of any dividend, accrued or otherwise, on the First Preferred Shares, Series B converted or the Common Shares resulting from any conversion.

(h)	If and whenever at any time prior to the Time of Expiry the outstanding Common Shares shall be subdivided, redivided or changed into a greater or consolidated into a lesser number of shares or reclassified into different shares, the Conversion Basis then in effect shall be appropriately adjusted and any Series B First Preferred Shareholder who has not exercised his right of conversion prior to the effective date of such subdivision, redivision, change, consolidation or reclassification shall be entitled to receive and shall accept, upon the exercise of such right at any time on the effective date or thereafter, in lieu of the number of Common Shares to which he was theretofore entitled upon exercise of the conversion privilege, the aggregate number of Common Shares that such Series B First Preferred Shareholder would have been entitled to receive as a result of such subdivision, redivision, change, consolidation or reclassification if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was theretofore entitled upon exercise of the conversion privilege.

(i)	If and whenever at any time prior to the Time of Expiry there is a capital reorganization of the Amalgamated Corporation not covered by subclause (h) of this clause 3, or a consolidation or merger or amalgamation of the Amalgamated Corporation with or into any other company, including by way of a sale whereby all or substantially all of the undertaking and assets of the Amalgamated Corporation become the property of any other company, any Series B First Preferred Shareholder who has not exercised his right of conversion prior to the effective date of such reorganization, consolidation, merger, amalgamation or sale, shall be entitled to receive and shall accept, upon the exercise of such right of conversion at any time on the effective date or thereafter in lieu of the number of Common Shares to which he was theretofore entitled upon exercise of such

SCHEDULE I - PAGE 7

4H

right of conversion, the aggregate number of shares or other securities or property of the Amalgamated Corporation or of the company resulting from the consolidation, merger or amalgamation or to which such sale may be made, as the case may be, that such holder would have been entitled to receive as a result of such capital reorganization, consolidation, merger, amalgamation or sale if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was entitled theretofore upon exercise of the conversion right; provided always that the Series B First Preferred Shareholder in question shall never be entitled to receive any securities or interest in any assets whatsoever except to the extent that the same have in fact been made available to the transfer agent and registrar of the Amalgamated Corporation as the registered holder of the Common Shares which form the basic subject matter of the right of conversion.

(j)	The Amalgamated Corporation shall not issue fractional shares upon any conversion of First Preferred Shares, Series B. If a fractional interest in a Common Share would, except for the provisions of this paragraph, be deliverable upon conversion of a First Preferred Share, Series B the Amalgamated Corporation shall issue a non-voting and non-dividend bearing bearer scrip certificate of the Amalgamated Corporation in respect of such fractional interest, which scrip certificate, when surrendered to the transfer agent for the Common Shares at any office for the transfer of Common Shares of the Amalgamated Corporation, together with similar scrip certificates representing in the aggregate the right to receive at least one whole Common Share, shall be exchangeable for a share certificate or certificates for the full number of Common Shares called for by all the scrip certificates so surrendered and a new scrip certificate in respect of any remaining fractional interest in a Common Share called for thereby. Such scrip certificate shall become void on such date, not less than six months after the date of issuance thereof, as shall be determined by the directors of the Amalgamated Corporation and stated in such scrip certificate and on such date each such scrip certificate which has become void and the fractional interest represented thereby shall be deemed to have been purchased by the Amalgamated Corporation. Such scrip certificate shall be in such form and contain such reasonable terms and provisions as the directors shall at any time or from time to time determine.

4. The Amalgamated Corporation may, in the manner provided in clauses 8 and 9 of the provisions attaching to the First Preferred Shares as a class, but only on or after the date which is 20 days after the first anniversary of the effective date of the Amalgamation, redeem the whole or from time to time any part of the then outstanding First Preferred Shares, Series B, on payment for each share to be redeemed of a redemption price equal to the stated capital attributable thereto (being $2.10 per share) plus a premium of $0.2625 per share, together with all declared and unpaid non-cumulative preferential dividends thereon.

5. The provisions contained in clauses numbered 1 to 6 inclusive (including this clause) and clauses numbered 1 to 11 both inclusive of the provisions attaching to the First Preferred Shares as a class or any of them may be deleted, varied, modified, amended or amplified by articles of amendment but only with the prior approval of the Series B First Preferred Shareholders given as hereinafter specified, in addition to any vote or authorization required by the Act.

6. The approval of Series B First Preferred Share holders with respect to any and all matters referred to herein (in addition to and distinct from any vote or authorization required by the Act) may be given by resolution as provided, mutatis mutandis, in clause 11 of the provisions attaching to the First Preferred Shares as a class.

SCHEDULE I - PAGE 8

4I

SCHEDULE II

Second Preferred Shares

     The shares without nominal or par value designated, as a class, Second Preferred Shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

1. The Second Preferred Shares may at any time and from time to time be issued in one (1) or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Amalgamated Corporation.

2. The board of directors of the Amalgamated Corporation shall, by resolution duly passed before the issue of any Second Preferred Shares of any series, determine the rights, privileges, restrictions and conditions to be attached to the Second Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Second Preferred Shares, the whole subject to the limitations set out in the articles and the issue by the Director under the Act of a certificate of amendment designating such series of shares.

3. The Second Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Amalgamated Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Amalgamated Corporation among its shareholders for the purpose of winding up its affairs, be entitled to a preference over the common shares of the Amalgamated Corporation and over any other shares ranking junior to the Second Preferred Shares and the Second Preferred Shares of each series may also be given such other preferences over the common shares and any other shares ranking junior to the Second Preferred Shares as may be determined as to the respective series authorized to be issued.

4. The Second Preferred Shares of each series shall rank on a parity with the Second Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Amalgamated Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Amalgamated Corporation among its shareholders for the purpose of winding-up its affairs.

5. The holders of the Second Preferred Shares of each series shall be entitled to receive and the Amalgamated Corporation shall pay thereon as and when declared by the board of directors out of the moneys of the Amalgamated Corporation properly applicable to the payment of dividends fixed non-cumulative preferential quarterly cash dividends at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Second Preferred Shares of such series and as may be the subject matter of a certificate as referred to in the said clause 2. Such dividends shall accrue from such date or dates not later than six (6) months after the respective dates of issue as may in the case of each issue be determined by the board of directors of the Amalgamated Corporation or in case no date be so determined then from the date of allotment. Cheques of the Amalgamated Corporation payable at par at any branch of the Amalgamated Corporation’s bankers for the time being in Canada shall be issued in respect of such dividends.

6. In the event of the liquidation, dissolution or winding-up of the Amalgamated Corporation or any other distribution of assets of the Amalgamated Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Second Preferred Shares of each series shall be entitled to receive for each Second Preferred Share held by them, respectively, a sum equivalent to the result obtained when the stated capital account for the Second Preferred Shares of such series is divided by the number of issued and outstanding Second Preferred Shares of such series, together with all dividends (if any) declared and unpaid thereon up to the date of distribution and, if such liquidation, dissolution, winding-up or other distribution is voluntary, an additional amount equal to the premium (if any) which would be payable upon the Second Preferred Shares of such series as part of the redemption price of such shares if such shares were redeemed under the provisions of clause 9 and not pursuant to any compulsory purchase or retirement obligation imposed upon the Amalgamated Corporation, the whole before any amount shall be paid or any property or assets of the Amalgamated Corporation distributed to the holders of

SCHEDULE II - PAGE 1

4J

any common shares or shares of any other class ranking junior to the Second Preferred Shares. After payment to holders of the Second Preferred Shares of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Amalgamated Corporation.

7. Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Second Preferred Shares of any series, the Amalgamated Corporation may at any time or times purchase (if obtainable) for cancellation all or any part or the Second Preferred Shares of any series outstanding from time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Second Preferred Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Amalgamated Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Amalgamated Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase. If upon any invitation for tenders under the provisions of this clause the Amalgamated Corporation shall receive tenders of Second Preferred Shares of such series at the same lowest price which the Amalgamated Corporation is willing to pay in an aggregate number greater than the number for which the Amalgamated Corporation is prepared to accept tenders, the Second Preferred Shares of such series so tendered which the Amalgamated Corporation determines to purchase at such price shall be purchased as nearly as may be pro rata (disregarding fractions) in proportion to the number of Second Preferred Shares of such series so tendered by each of the holders of Second Preferred Shares of such series who submitted tenders at the said same lowest price.

8. Subject to the rights, privileges, restrictions and conditions attaching to the Second Preferred Shares of any series, the Amalgamated Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Second Preferred Shares of any series on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Second Preferred Shares of such series is divided by the number of issued and outstanding Second Preferred Shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Second Preferred Shares of such series and as may be the subject matter of a certificate as referred to in the said clause 2 and together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9. In any case of redemption of Second Preferred Shares of any series under the provisions of clause 8 the Amalgamated Corporation shall at least thirty (30) days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Second Preferred Shares of such series to be redeemed a notice in writing of the intention of the Amalgamated Corporation to redeem such last-mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Amalgamated Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, the accidental failure or omission to give any such notice to one (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date on which redemption is to take place and if part only of the Second Preferred Shares of such series held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Amalgamated Corporation shall payor cause to be paid to or to the order of the registered holders of the Second Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the registered office of the Amalgamated Corporation or any other place within Canada designated in such notice, of the certificates representing the Second Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Amalgamated Corporation’s bankers for the time being in Canada. If a part only of the Second Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Amalgamated Corporation. On the date fixed for redemption the Second Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof thereafter have no rights whatsoever against the Amalgamated Corporation in respect of the Second Preferred Shares in question except to receive, upon presentation of certificates representing the Second Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

SCHEDULE II - PAGE 2

4K

10. The holders of Second Preferred Shares shall be entitled to receive copies of the annual financial statements of the Amalgamated Corporation and the auditors’ report thereon to be submitted to the shareholders of the Amalgamated Corporation at annual meetings but the holders of Second Preferred Shares shall not be entitled as such (except as hereinafter and in the Act specifically provided) to receive notice of or to attend any meeting of the shareholders of the Amalgamated Corporation or to vote at any such meeting (but shall be entitled to receive notice of meetings of shareholders of the Amalgamated Corporation called for the purpose of authorizing the dissolution of the Amalgamated Corporation or the sale of its undertaking or a substantial part thereof).

11. The approval of the holders of the Second Preferred Shares to delete or vary any right, privilege, restriction or condition attaching to the Second Preferred Shares as a class or any other matter requiring the approval or consent of the holders of Second Preferred Shares as a class may be given by at least two-thirds (2/3) of the votes cast at a meeting of the holders of the Second Preferred Shares duly called for that purpose and held upon at least twenty-one (21) days’ notice at which the holders of a majority of the outstanding Second Preferred Shares are present or represented by proxy. If at any such meeting the holders of a majority of the outstanding Second Preferred Shares are not present or represented by proxy within one-half (1/2) hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than thirty (30) days later and to such time and place as may be appointed by the chairman and not less than twenty-one (21) days’ notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Second Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by not less than two-thirds (2/3) of the votes cast at such adjourned meeting shall constitute the authorization of the holders of the Second Preferred Shares referred to above. The formalities to be observed in respect of the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed by the by-laws of the Amalgamated Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting, every holder of Second Preferred Shares shall be entitled to one (1) vote in respect of each $1.00 of the issue price of each Second Preferred Share held.

Second Preferred Shares, Series A

     The first series of Second Preferred Shares are designated as $0.222 Non-cumulative Redeemable Convertible Exchangeable Second Preferred Shares, Series A (the “Second Preferred Shares, Series A”), shall consist of 15,000,000 Second Preferred Shares and, in addition to the rights, privileges, restrictions and conditions attached to the Second Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. The rate of the fixed non-cumulative preferential cash dividends on the Second Preferred Shares, Series A shall be $0.222 per annum. Such dividends shall be payable in quarterly instalments on the first (1st) days of January, April, July and October in each year.

2. No class of shares may be created or issued ranking as to capital or dividends prior to or on a parity with the Second Preferred Shares, with the exception of First Preferred Shares, without the prior approval of the Series A Second Preferred Shareholders given as hereinafter specified nor shall the authorized amount of Second Preferred Shares be increased without such approval; provided that nothing in this clause shall prevent the Amalgamated Corporation from issuing additional series of presently authorized Second Preferred Shares without such approval.

3.(a) The Amalgamated Corporation may, in the manner provided in clauses 8 and 9 of the provisions attaching to the Second Preferred Shares as a class, redeem at any time the whole or from time to time any part of the then outstanding Second Preferred Shares, Series A, on payment for each share to be redeemed of the redemption price of $2.43 per share, together with all declared and unpaid non-cumulative preferential dividends thereon.

(b)	Subject as hereinafter provided, any holder of Second Preferred Shares, Series A may, at any time, require the Amalgamated Corporation to redeem, at a redemption price of $2.43 per share, together with declared and unpaid dividends if any, all or any of his Second Preferred Shares, Series A. Such right to require redemption may be exercised by notice in writing given to the transfer agent for the Second Preferred Shares, Series A at its principal office in the City of Toronto, or to such other transfer agent at such other city or cities as the Amalgamated Corporation may from time to time appoint. Such notice shall be signed by such registered holder or his duty authorized attorney and shall specify the number of Second Preferred Shares, Series A

SCHEDULE II - PAGE 3

4L

which such holder desires to have redeemed, and such notice shall be accompanied by a certificate or certificates representing the Second Preferred Shares, Series A to be redeemed. If less than all the Second Preferred Shares, Series A represented by a certificate or certificates accompanying any such notice are to be redeemed, the holder shall be entitled to receive, at the expense of the Amalgamated Corporation, a new certificate representing the Second Preferred Shares, Series A not to be redeemed. Upon the receipt of a notice and certificates as aforesaid, the Amalgamated Corporation shall proceed forthwith to redeem the Second Preferred Shares, Series A in question by payment of the redemption price and all declared and unpaid dividends if any to which the holder of the Second Preferred Shares, Series A to be redeemed is entitled, all in the manner specified in the provisions attaching to the Second Preferred Shares as a class, as nearly as may be, mutatis mutandis.

4.	The provisions contained in clauses numbered 1 to 4 inclusive (including this clause) and clauses numbered 1 to 11 both inclusive of the provisions attaching to the Second Preferred Shares as a class or any of them may be deleted, varied, modified, amended or amplified by articles of amendment but only with the prior approval of the Series A Second Preferred Shareholders given as hereinafter specified, in addition to any vote or authorization required by the Act.

5.	The approval of Series A Second Preferred Shareholders with respect to any and all matters referred to herein (in addition to and distinct from any vote or authorization required by the Act) may be given by resolution as provided, mutatis mutandis, in clause 11 of the provisions attaching to the Second Preferred Shares as a class.

SCHEDULE II - PAGE 4

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

9.	The issue, transfer or ownership of shares ~~is/~~is not restricted ~~and the restrictions (if any) are as follows:~~

10.	Other provisions, if any:

L’émission, le transfert ou la propriété d’actions est / n’est pas restreint. Les restrictions, s’il y a lieu, sont les suivantes :

Autres dispositions, s’il y a lieu:

     Without restricting any of the powers and capacities of the Amalgamated Corporation, whether derived from the Business Corporations Act (Ontario) (sometimes referred to herein and in Schedules I and II hereto as the “Act”) or otherwise, the Board of Directors may, without authorization of the shareholders of the Amalgamated Corporation:

(a)	borrow money upon the credit of the Amalgamated Corporation;

(b)	issue, reissue, sell or pledge debt obligations of the Amalgamated Corporation;

(c)	subject to section 20 of the Act, give a guarantee on behalf of the Amalgamated Corporation to secure the performance of any obligation of any person; and

(d)	mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Amalgamated Corporation, owned or subsequently acquired, to secure any obligation of the Amalgamated Corporation.

     The Board of Directors may from time to time delegate to such one or more of the directors and officers of the Amalgamated Corporation as may be designated by the Board of Directors all or any of the powers conferred on the Board of Directors above to such extent and in such manner as the Board of Directors shall determine at the time of such delegation.

11.	The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule “A”.

12.	A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule “B”.

Les déclarations exigées aux termes du paragraphe 178(2) de la Loi sur les sociétés par actions constituent l’annexe “A”.

Une copie de la convention de fusion ou les résolutions des administrateurs (selon le cas) constitue(nt) l’annexe “B”.

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

These articles are signed in duplicate.

Names of the amalgamating corporations and signatures and descriptions of office of their proper officers.

Les présents statuts sont signés en double exemplaire.

Dénomination sociale des sociétés qui fusionnent, signature et fonction de leurs dirigeants régulièrement désignés.

BARRICK GOLD CORPORATION/ SOCIÉTÉ AURIFÈRE BARRICK

by	(Signed) Sybil E. Veenman

	Title:	SYBIL E. VEENMAN
Associate General Counsel and Secretary

BARRICK GOLD MINES LTD.

by	(Signed) Sybil E. Veenman

Title: Secretary

SCHEDULE A-I

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF THE
BUSINESS CORPORATIONS ACT (ONTARIO)

     I, Sybil E. Veenman, of the City of Toronto, in the Province of Ontario, hereby state as follows:

1. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”).

2. I am the Associate General Counsel and Secretary of Barrick Gold Corporation (“BGC”) and as such have knowledge of its affairs.

3. I have conducted such examinations of the books and records of BGC as are necessary to enable me to make the statements set forth below.

4. There are reasonable grounds for believing that:

(a)	BGC and the corporation to be formed by the amalgamation (the “Amalgamation”) of BGC and Barrick Gold Mines Ltd. will be able to pay their liabilities as they become due; and

(b)	the realizable value of such amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5. There are reasonable grounds for believing that no creditor of BGC will be prejudiced by the Amalgamation.

6. BGC has not been notified by any creditor that it objects to the Amalgamation.

This Statement is made this 24th day of December, 1998.

(Signed) Sybil E. Veenman

Name:	SYBIL E. VEENMAN
Title:	Associate General Counsel and Secretary

SCHEDULE A-2

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF THE
BUSINESS CORPORATIONS ACT (ONTARIO)

     I, Sybil E. Veenman, of the City of Toronto , in the Province of Ontario, hereby state as follows:

1. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”).

2. I am the Secretary of Barrick Gold Mines Ltd. (“Barrick”) and as such have knowledge of its affairs.

3. I have conducted such examinations of the books and records of Barrick as are necessary to enable me to make the statements set forth below.

4. There are reasonable grounds for believing that:

(a)	Barrick and the corporation to be formed by the amalgamation (the “Amalgamation”) of Barrick and Barrick Gold Corporation will be able to pay their liabilities as they become due; and

(b)	the realizable value of such amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5. There are reasonable grounds for believing that no creditor of Barrick will be prejudiced by the Amalgamation.

6. Barrick has not been notified by any creditor that it objects to the Amalgamation.

This Statement is made this 24th day of December, 1998.

(Signed) Sybil E. Veenman

Name:	SYBIL E. VEENMAN
Title:	Secretary

SCHEDULE B-1

TO ARTICLES OF AMALGAMATION
OF BARRICK GOLD CORPORATION/SOCIÉTÉ
AURIFÈRE BARRICK AND BARRICK GOLD MINES LTD.

BARRICK GOLD CORPORATION

“AUTHORIZATION FOR VERTICAL AMALGAMATION
WITH BARRICK GOLD MINES LTD.
PURSUANT TO SUBSECTION 177(1) OF
BUSINESS CORPORATIONS ACT (ONTARIO)

     WHEREAS subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”) provides that a holding corporation and one or more of its wholly-owned subsidiary corporations may amalgamate and continue as one corporation in the manner therein provided without complying with sections 175 and 176 of the Act;

     AND WHEREAS Barrick Gold Mines Ltd. (the “Subsidiary”) is a wholly-owned subsidiary corporation of the Corporation;

     AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation and the Subsidiary amalgamate and continue as one corporation pursuant to subsection 177(1) of the Act;

NOW THEREFORE BE IT RESOLVED THAT

1. the amalgamation (the “Amalgamation”) of the Corporation and the Subsidiary on January 1, 1999, pursuant to the provisions of subsection 177(1) of the Act, be and the same is hereby approved;

2. upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of the Subsidiary shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation of the corporation (the “Amalgamated Corporation”) continuing from the Amalgamation shall be the same as the articles of the Corporation;

4. upon the Amalgamation becoming effective, the by-laws of the Corporation as in effect immediately prior to the Amalgamation shall be the by-laws of the Amalgamated Corporation;

5. no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6. any one director or officer of the Corporation is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.”

     The undersigned hereby certifies that the foregoing is a true and correct copy of a resolution passed by the directors of the Corporation at a meeting of directors held on December 8, 1998, which resolution is presently in full force and effect, unamended.

     DATED the 24th day of December, 1998.

(Signed) Sybil E. Veenman

Name:	SYBIL E. VEENMAN
Title:	Associate General Counsel and Secretary

SCHEDULE B-2
TO ARTICLES OF AMALGAMATION
OF BARRICK GOLD CORPORATION/SOCIÉTÉ
AURIFÈRE BARRICK AND BARRICK GOLD MINES LTD.

BARRICK GOLD MINES LTD.

“AUTHORIZATION FOR VERTICAL AMALGAMATION
WITH BARRICK GOLD CORPORATION
PURSUANT TO SUBSECTION 177(1) OF
BUSINESS CORPORATIONS ACT (ONTARIO)

     WHEREAS subsection 177(1) of the Act permits a holding corporation and one or more of its wholly-owned subsidiary corporations to amalgamate and continue as one corporation without complying with sections 175 and 176 of the Act;

     AND WHEREAS the Corporation is a wholly-owned subsidiary of Barrick Gold Corporation (“Parentco”);

     AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation and Parentco amalgamate and continue as one corporation pursuant to subsection 177(1) of the Act;

NOW THEREFORE BE IT RESOLVED THAT

1. the amalgamation (the “Amalgamation”) of the Corporation and Parentco effective on January 1, 1999, pursuant to the provisions of subsection 177(1) of the Act, be and the same is hereby approved;

2. upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation of the corporation (the “Amalgamated Corporation”) continuing from the Amalgamation shall be the same as the articles of Parentco;

4. upon the Amalgamation becoming effective, the by-laws of Parentco as in effect immediately prior to the Amalgamation shall be the by-laws of the Amalgamated Corporation;

5. no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6. any one director or officer of the Corporation is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.”

     The undersigned hereby certifies that the foregoing is a true and correct copy of a resolution passed by the directors of the Corporation on December 23, 1998, which resolution is presently in full force and effect, unamended.

     DATED the 24th day of December, 1998.

(Signed) Sybil E. Veenman

Name:	SYBIL E. VEENMAN
Title:	Secretary

1

Ontario Corporation Number Numéro de la société en Ontario
For Ministry Use Only A l’usage exclusif du ministère
1334166

Ministry of	Ministère des Services
Consumer and	aux consommateurs
Business Services	et aux enterprises
CERTIFICATE	CERTIFICAT
This is to certify that these articles are effective on	Ceci certifie que les présents status entrent en vigueur le

DECEMBER – 7 DECEMBRE, 2001

(signed)
Director / Directrice	Trans
Business Corporations Act/Loi sur les sociétés par actions	Code
[ C ]
18

Form 3 Business
Corporations
Act
Formule 3
Loi sur les
sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1.	The present name of the corporation is:	Dénomination sociale actuelle de la société:

B	A	R	R	I	C	K		G	O	L	D		C	O	R	P	O	R	A	T	I	O	N	/	S	O	C	I	É
T	É		A	U	R	I	F	È	R	E		B	A	R	R	I	C	K

2.	The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la société (s’il y a lieu) :

3.	Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:

01/JANUARY/1999

(Day, Month, Year)
(jour, mois, année)

4.	The articles of the corporation are amended as follows:	Les statuts de la société sont modifiés de la façon suivante:

(i)	by providing that the third series of First Preferred Shares shall consist of one share and by designating the third series as “First Preferred Shares, Series C Special Voting Share”; and

(ii)	by providing that the rights, privileges, restrictions and conditions attaching to First Preferred Shares, Series C Special Voting Share shall be as set out in Schedule A annexed hereto.

1A

4. Continued

Form 3 Business
Corporations
Act
Formule 3
Loi sur les
sociétés par actions

SCHEDULE A

Terms of Special Voting Share

          The one authorized, issued and outstanding share of the series of First Preferred Shares designated as the First Preferred Shares, Series C Special Voting Share shall, in addition to the rights, privileges, restrictions and conditions attached to the First Preferred Shares as a class, carry and be subject to the following rights, privileges, restrictions and conditions:

1.	Voting Rights

          Except for meetings of the holders of the Common Shares required by applicable law to be held as a separate class meeting, the holder of the one outstanding First Preferred Shares, Series C Special Voting Share shall be entitled to receive notice of and to vote, together with the holders of the Common Shares as a single class, on all matters submitted to a vote of the holders of the Common Shares, and the holder of the one outstanding First Preferred Shares, Series C Special Voting Share shall be entitled to cast on each such matter a number of votes equal to (i) the number of exchangeable shares (the “Exchangeable Shares”) of Homestake Canada Inc. and its successors at law, whether by merger, amalgamation or otherwise, outstanding as of the record date for such meeting of shareholders which are not owned by the Corporation or any subsidiary or affiliate of the Corporation, multiplied by (ii) 0.53.

2.	Dividends

          The rate of the fixed non-cumulative preferential cash dividends on the First Preferred Shares, Series C Special Voting Share shall be $0.04 per annum. Such dividends shall be payable in quarterly installments on the first day of each of January, April, July and October in each year.

3.	Redemption

          At such time as no Exchangeable Shares (other than Exchangeable Shares owned by the Corporation or any subsidiary or affiliate of the Corporation) shall be outstanding and there are no shares, securities, debt, options or other agreements which could give rise to the issuance of any Exchangeable Shares to any person (other than the Corporation or any subsidiary or affiliate of the Corporation), the Corporation shall, in the manner provided in clauses 8 and 9 of the provisions attaching to the First Preferred Shares as a class, forthwith thereafter redeem the one outstanding First Preferred Shares, Series C Special Voting Share for a redemption price of $1.00, together with all declared and unpaid non-cumulative preferential dividends thereon, if any. Upon such redemption or other purchase or acquisition thereof by the Corporation, such share shall be deemed to be retired and cancelled and may not be reissued.

2

Form 3 Business
Corporations
Act
Formule 3
Loi sur les
sociétés par actions

5.	The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6.	The resolution authorizing the amendment was approved by the shareholders / directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

26/SEPTEMBER/2001
(Day, Month, Year)
(jour, mois, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
BARRICK GOLD CORPORATION/
SOCIÉTÉ AURIFÈRE BARRICK

(Name of Corporation)
(Dénomination sociale de la société)

By/Par:	(Signed) Sybil E. Veenman Secretary
(Signature) (Description of Office)
(Signature) (Fonction)

BY-LAW NO. 1

          A by-law relating generally to the conduct of the affairs of Barrick Gold Corporation.

          BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law of Barrick Gold Corporation (hereinafter called the “Corporation”) as follows:

DEFINITIONS

1. In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

(a)	“Act” means the Business Corporations Act, 1982, S.O. 1982, c. 4, as from time to time amended, and every statute that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by-laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

(b)	“by-laws” means any by-law of the Corporation from time to time in force and effect;

(c)	all terms contained in the by-laws which are defined in the Act shall have the meanings given to such terms in the Act;

(d)	words importing the singular number only shall include the plural and vice-versa; words importing the masculine gender shall include the feminine and neuter genders; and

(e)	the headings used in the by-laws are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions.

REGISTERED OFFICE

2. The Corporation may from time to time (i) by resolution of the directors change the address of the registered office of the Corporation within the municipality or geographic township within Ontario specified in its articles, and (ii) by an amendment to its articles, change the municipality or geographic township within Ontario in which its registered office is situated.

SEAL

3. The Corporation may, but need not, have a corporate seal. An instrument or agreement executed on behalf of the Corporation by a director, an officer or an agent of the Corporation is not invalid merely because the corporate seal, if any, is not affixed thereto.

DIRECTORS

4. Number and powers. The number of directors of the Corporation is set out in the articles of the Corporation. A majority of the directors shall be resident Canadians. Subject to any unanimous shareholder agreement, the directors shall manage or supervise the management of the business and affairs of the Corporation and may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the articles, the by-laws, any special resolution of the Corporation, a unanimous shareholder agreement or by statute expressly directed or required to be done in some other manner.

          Notwithstanding any vacancy among the directors the remaining directors may exercise all the powers of the board so long as a quorum of the board remains in office.

          Subject to subsections 124(1), (2), (4) and (5) of the Act and to the Corporation’s articles, where there is a quorum of directors in office and a vacancy occurs, the directors remaining in office may appoint a qualified person to hold office for the unexpired term of his predecessor.

5. Duties. Every director and officer of the Corporation in exercising his powers and discharging his duties shall:

(a)	act honestly and in good faith with a view to the best interests of the Corporation; and

(b)	exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

          Every director and officer of the Corporation shall comply with the Act, the regulations thereunder, the Corporation’s articles and by-laws and any unanimous shareholder agreement.

6. Qualification. Every director shall be an individual eighteen (18) or more years of age and no one who is of unsound mind and has been so found by a court in Canada or elsewhere or who has the status of a bankrupt shall be a director.

7. Term of office. A director’s term of office (subject to the provisions, if any, of the Corporation’s articles, and subject to his election for an expressly stated term) shall be from the date of the meeting at which he is elected or appointed until the close of the annual meeting of shareholders next following his election or appointment or until his successor is elected or appointed.

8. Vacation of office. The office of a director shall be vacated if:

(a)	he dies or, subject to subsection 119(2) of the Act, sends to the Corporation a written resignation and such resignation, if not effective upon receipt by the Corporation, becomes effective in accordance with its terms;

(b)	he is removed from office;

(c)	he becomes bankrupt; or

(d)	he is found by a court in Canada or elsewhere to be of unsound mind.

9. Election and removal. Directors shall be elected by the shareholders by ordinary resolution on a show of hands unless a poll is demanded and if a poll is demanded such election shall be by ballot. Except for those directors elected for an expressly stated term, all the directors then in office shall cease to hold office at the close of the meeting of shareholders at which directors are to be elected but, if qualified, are eligible for re-election. Subject to subsection 122(2) of the Act, the shareholders of the Corporation may by ordinary resolution at an annual or special meeting remove any director before the expiration of his term of office and may, by a majority of the votes cast at the meeting, elect any person in his stead for the remainder of this term.

          Whenever at any election of directors of the Corporation the number or the minimum number of directors required by the articles is not elected by reason of the disqualification, incapacity or the death of any candidates, the directors elected at that meeting may exercise all the powers of the directors if the number of directors so elected constitutes a quorum pending the holding of a meeting of shareholders in accordance with subsection 124(3) of the Act.

          A retiring director shall cease to hold office at the close of the meeting at which his successor is elected unless such meeting was called for the purpose of removing him from office as a director in which case the director so removed shall vacate office forthwith upon the passing of the resolution for his removal.

10. Validity of acts. An act done by a director or by an officer is not invalid by reason only of any defect that is thereafter discovered in his appointment, election or qualification.

MEETINGS OF DIRECTORS

11. Place of meeting. Meetings of directors and of any committee of directors may be held at any place within or outside Ontario and in any financial year a majority of the meetings of the board of directors need not be held at a place within Canada. A meeting of directors may be convened by the Chairman of the Board (if any), the President or any director at any time and the Secretary shall upon direction of any of the foregoing convene a meeting of directors. A quorum of the directors may, at any time, call a meeting of the directors for the transaction of any business the general nature of which is specified in the notice calling the meeting.

12. Notice. Notice of the time and place for the holding of any such meeting shall be sent to each director not less than 2 days (exclusive of the day on which the notice is sent but inclusive of the day for which notice is given) before the date of the meeting; provided that meetings of the directors or of any committee of directors may be held at any time without formal notice if all the directors are present (except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all the absent directors have waived notice.

          Notice of the time and place for the holding of any meeting of directors or any committee of directors may be given by delivery, telegraph, cable, telex or other electronic means that produces a written copy.

          For the first meeting of directors to be held following the election of directors at an annual or special meeting of the shareholders or for a meeting of directors at which a director is appointed to fill a vacancy in the board, no notice of such meeting need be given to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided a quorum of the directors is present.

13. Waiver of notice. Notice of any meeting of directors or of any committee of directors or any irregularity in any meeting or in the notice thereof may be waived in any manner by any director and such waiver may be validly given either before or after the meeting to which such waiver relates. Attendance of a director at a meeting of directors is a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

14. Telephone participation. Where all the directors of the Corporation present at or participating in the meeting consent thereto (either before or after the meeting), a director may participate in a meeting of directors or of any committee of directors by means of such telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in a meeting by such means shall be deemed for the purposes of the Act to be present at that meeting. If the majority of the directors participating in the meeting are then in Canada, the meeting shall be deemed to be held in Canada.

15. Adjournment. Any meeting of directors or of any committee of directors may be adjourned from time to time by the chairman of the meeting, with the consent of the meeting, to a fixed time and place and no notice of the time and place for the holding of the adjourned meeting need be given to any director if the time and place of the adjourned meeting is announced at the original meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

16. Quorum and voting. A majority of the number of directors or minimum number of directors required by the articles shall constitute a quorum at a meeting of directors or any committee of directors for the transaction of business. Subject to subsection 124(1) and subsection 126(7) of the Act, no business shall be transacted by the directors except at a meeting of directors at which a quorum is present and at which a majority of the directors present are resident Canadians. Questions arising at any meeting of directors shall be decided by a majority of votes. In case of an equality of votes, the chairman of the meeting in addition to his original vote shall have a second or casting vote.

COMMITTEES OF DIRECTORS

17. General. The directors may from time to time appoint from their number a committee of directors, a majority of whom shall be resident Canadians, and may delegate to such committee any of the powers of the directors, except that no such committee shall have the authority to:

(a)	submit to the shareholders any question or matter requiring the approval of the shareholders;

(b)	fill a vacancy among the directors or in the office of auditor or appoint or remove any of the chief executive officer, however designated, the chief financial officer, however designated, the chairman or the president of the Corporation;

(c)	subject to section 183 of the Act, issue securities except in the manner and on the terms authorized by the directors;

(d)	declare dividends;

(e)	purchase, redeem or otherwise acquire shares issued by the Corporation;

(f)	pay a commission referred to in section 37 of the Act;

(g)	approve a management information circular referred to in Part VIII of the Act;

(h)	approve a take-over bid circular, directors’ circular, or issuer bid circular referred to in Part XIX of the Securities Act;

(i)	approve any financial statements referred to in clause 153(1)(b) of the Act and Part XVII of the Securities Act; or

(j)	adopt, amend or repeal by-laws.

18. Audit Committee. If the Corporation is an “offering corporation” as defined in paragraph 1(1)27 of the Act, the board of directors shall, and otherwise the directors may, elect annually from among their number an audit committee to be composed of not fewer than 3 directors, a majority of whom are not officers or employees of the Corporation or any of its affiliates to hold office until the next annual meeting of the shareholders.

          Each member of the audit committee shall serve during the pleasure of the board of directors and, in any event, only so long as he shall be a director. The directors may fill vacancies in the audit committee by election from among their number.

          The audit committee shall have power to fix its quorum at not less than a majority of its members and to determine its own rules of procedure subject to any regulations imposed by the board of directors from time to time and to the following paragraph.

          The auditor of the Corporation is entitled to receive notice of every meeting of the audit committee and, at the expense of the Corporation, to attend and be heard thereat; and, if so requested by a member of the audit committee, shall attend every meeting of the committee held during the term of office of the auditor. The auditor of the Corporation or any member of the audit committee may call a meeting of the committee.

          The audit committee shall review the financial statements of the Corporation and shall report thereon to the board of directors of the Corporation prior to approval thereof by the board of directors and shall have such other powers and duties as may from time to time by resolution be assigned to it by the board.

REMUNERATION OF DIRECTORS, OFFICERS AND EMPLOYEES

19. The remuneration to be paid to the directors of the Corporation shall be such as the directors shall from time to time by resolution determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Corporation who is also a director. The directors may also by resolution award special remuneration to any director in undertaking any special services on the Corporation’s behalf other than the normal work ordinarily required of a director of a corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors may fix the remuneration of the officers and employees of the Corporation. The directors, officers and employees shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

SUBMISSION OF CONTRACTS OR TRANSACTIONS

TO SHAREHOLDERS FOR APPROVAL

20. The directors in their discretion may submit any contract, act or transaction for approval, ratification or confirmation at any meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that shall be approved, ratified or confirmed by resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation’s articles or by-laws) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified and/or confirmed by every shareholder of the Corporation.

FOR THE PROTECTION OF DIRECTORS AND OFFICERS

21. No director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense suffered or incurred by the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office of trust or in relation thereto, unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly and in good faith with a view to the best interests of the Corporation, and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, provided that nothing herein contained shall relieve a director or officer from the duty to act in accordance with the Act or regulations made thereunder or relieve him from liability for a breach thereof. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his being a shareholder, director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

INDEMNITIES TO DIRECTORS AND OTHERS

22. Subject to subsections 136(2) and (3) of the Act, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of such corporation or body corporate, if

(a)	he acted honestly and in good faith with a view to the best interests of the Corporation; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

          The Corporation is hereby authorized to execute agreements evidencing its indemnity in favour of the foregoing persons to the full extent permitted by law.

OFFICERS

23. Appointment of officers. The directors shall annually or as often as may be required appoint a President and a Secretary and if deemed advisable may annually or as often as may be required appoint a Chairman of the Board, one or more Vice-Presidents, a Treasurer and one or more Assistant Secretaries and/or one or more Assistant Treasurers. None of such officers, except the Chairman of the Board, need be a director of the Corporation. Any director may be appointed to any office of the Corporation. Two or more of such offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may but need not be known as the Secretary-Treasurer. The directors may from time to time appoint such other officers, employees and agents as they shall deem necessary who shall have such authority and shall perform such functions and duties as may from time to time be prescribed by resolution of the directors.

24. Removal of officers, etc. All officers, employees and agents, in the absence of agreement to the contrary, shall be subject to removal by resolution of the directors at any time, with or without cause.

25. Duties of officers may be delegated. In case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the directors may deem sufficient, the directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

26. Chairman of the Board. The Chairman of the Board (if any), shall when present preside at all meetings of the directors, any committee of the directors and shareholders, shall sign such documents as may require his signature in accordance with the by-laws of the Corporation and shall have such other powers and shall perform such other duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office.

27. President. The President shall be the chief executive officer of the Corporation and shall exercise general supervision over the business and affairs of the Corporation. In the absence of the Chairman of the Board (if any), and if the President is also a director of the Corporation, the President shall, when present, preside at all meetings of the directors, any committee of the directors and shareholders; he shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and shall perform such other duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office.

28. Executive Vice-President. The Executive Vice-President or, if more than one, the Executive Vice-Presidents in order of seniority, shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President, provided, however, that an Executive Vice-President who is not a director shall not preside as chairman at any meeting of shareholders. The Executive Vice-President or, if more than one, the Executive Vice-Presidents in order of seniority, shall sign such contracts, documents or instruments in writing as require his or their signatures and shall also have such other powers and duties as may from time to time be assigned to him or them by resolution of the board of directors.

29. Vice-President. The Vice-President or, if more than one, the Vice-Presidents in order of seniority, shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President, provided, however, that a Vice-President who is not a director shall not preside as chairman at any meeting of directors or shareholders. The Vice-President or, if more than one, the Vice-Presidents in order of seniority, shall sign such contracts, documents or instruments in writing as require his or their signatures and shall also have such other powers and duties as may from time to time be assigned to him or them by resolution of the directors.

30. Secretary. The Secretary shall give or cause to be given notices for all meetings of the directors, any committee of the directors and shareholders when directed to do so and shall have charge of the minute books of the Corporation and, subject to the provisions of paragraph 45 hereof, of the documents and registers referred to in subsections 140(1) and (2) of the Act. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office.

31. Treasurer. Subject to the provisions of any resolution of the directors, the Treasurer shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct. He shall prepare and maintain adequate accounting records. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office. He may be required to give such bond for the faithful performance of his duties as the directors in their uncontrolled discretion may require and no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

32. Assistant Secretary and Assistant Treasurer. The Assistant Secretary or, if more than one, the Assistant Secretaries in order of seniority, and the Assistant Treasurer or, if more than one, the Assistant Treasurers in order of seniority, shall perform all the duties of the Secretary and Treasurer, respectively, in the absence or inability to act of the Secretary or Treasurer as the case may be. The Assistant Secretary or Assistant Secretaries, if more than one, and the Assistant Treasurer or Assistant Treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the directors.

33. General Manager or Manager or Managing Director. The directors may from time to time appoint a General Manager or one or more Managers (each of whom may but need not be a director of the Corporation) and may delegate to them such power and authority to manage and direct the business and affairs of the Corporation (except such matters and duties as by law must be transacted or performed by the board of directors or by the shareholders in general meeting) and to employ and discharge agents and employees of the Corporation as the board of directors considers desirable. If and so long as a General Manager or Manager is a director he may but need not be known as a Managing Director. If and so long as a General Manager or Manager is a director he must be a resident Canadian. A General Manager or Manager shall conform to all lawful orders given to him by the board of directors of the Corporation and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Corporation. Any agent or employee appointed by a General Manager or Manager shall be subject to discharge by the board of directors.

34. Vacancies. If the office of Chairman of the Board, President, Executive Vice-President, Vice-President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, or any other office created by the directors pursuant to paragraph 23 hereof shall be or become vacant by reason of death, resignation or in any other manner whatsoever, the directors shall in the case of the President or the Secretary and may in the case of the other officers appoint an officer to fill such vacancy.

SHAREHOLDERS’ MEETINGS

35. Annual or special meetings. Subject to subsection 104(1) of the Act, the directors of the Corporation,

(a)	shall call an annual meeting of shareholders not later than eighteen months after the Corporation comes into existence and subsequently not later than fifteen months after holding the last preceding annual meeting; and

(b)	may at any time call a special meeting of shareholders.

36. Place of meetings. Subject to the articles and any unanimous shareholder agreement, a meeting of the shareholders of the Corporation may be held at such place in or outside Ontario as the directors may determine or, in the absence of such a determination, at the place where the registered office of the Corporation is located.

37. Notice. A notice stating the day, hour and place of meeting and, if special business is to be transacted thereat, stating (or accompanied by a statement of) (i) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and (ii) the text of any special resolution or by-law to be submitted to the meeting, shall be served by sending such notice to each person who is entitled to notice of such meeting and who on the record date for notice appears on the records of the Corporation or its transfer agent as a shareholder entitled to vote at the meeting and to each director of the Corporation and to the auditor of the Corporation by prepaid mail not less than 21 days and not more than 50 days (exclusive of the day of mailing and of the day for which notice is given) before the date (if the Corporation is an offering corporation as such term is defined in the Act) or not less than 10 days before the date (if the Corporation is not an offering corporation) of every meeting addressed to the latest address of each such person as shown in the records of the Corporation or its transfer agent, or if no address is shown therein, then to the last address of each such person known to the Secretary; provided that a meeting of shareholders may be held for any purpose at any date and time and at any place without notice if all the shareholders and other persons entitled to notice of such meeting are present in person or represented by proxy at the meeting (except where the shareholder or such other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all the shareholders and other persons entitled to notice of such meeting and not present in person nor represented by proxy thereat waive notice of the meeting. Notice of any meeting of shareholders or the time for the giving of any such notice or any irregularity in any such meeting or in the notice thereof may be waived in any manner by any shareholder, the duly appointed proxy of any shareholder, any director or the auditor of the Corporation and any other person entitled to attend a meeting of shareholders, and any such waiver may be validly given either before or after the meeting to which such waiver relates.

          The auditor of the Corporation is entitled to attend any meeting of shareholders of the Corporation and to receive all notices and other communications relating to any such meeting that a shareholder is entitled to receive.

38. Omission of notice. The accidental omission to give notice of any meeting to or the non-receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at any meeting of shareholders.

39. Record dates for notice of meetings. Subject to subsection 95(4) of the Act, the directors may also fix in advance the date as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders, but such record date shall not precede by more than 50 days or by less than 21 days the date on which the meeting is to be held.

          If no record date is fixed, the record date for the determination of the shareholders entitled to receive notice of a meeting of the shareholders shall be

(i)	at the close of business on the day immediately preceding the day on which notice is given; or

(ii)	if no notice is given, the day on which the meeting is held.

40. Votes. Every question submitted to any meeting of shareholders shall be decided in the first instance on a show of hands and in case of an equality of votes the chairman of the meeting shall both on a show of hands and at a poll have a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder or proxy nominee.

          At any meeting, unless a poll is demanded by a shareholder or proxyholder entitled to vote at the meeting either before or after any vote by a show of hands, a declaration by the Chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the motion.

          In the absence of the Chairman of the Board (if any), the President, any Executive Vice-President and any Vice-President who is a director, the shareholders present entitled to vote shall choose another director as chairman of the meeting and if no director is present or if all the directors present decline to take the chair then the shareholders present shall choose one of their number to be chairman.

          If at any meeting a poll is demanded on the election of a chairman or on the question of adjournment or termination, the poll shall be taken forthwith without adjournment. If a poll is demanded on any other question or as to the election of directors, the poll shall be taken by ballot in such manner and either at once or later at the meeting or after adjournment as the chairman of the meeting directs. The result of a poll shall be deemed to be the resolution of the meeting at which the poll was demanded. A demand for a poll may be made either before or after any vote by show of hands and may be withdrawn.

          Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares, but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

41. Proxies. Votes at meetings of the shareholders may be given either personally or by proxy. At every meeting at which he is entitled to vote, every shareholder present in person and every proxyholder shall have one (1) vote on a show of hands. Upon a poll at which he is entitled to vote every shareholder present in person or by proxy shall (subject to the provisions, if any, of the Corporation’s articles) have one (1) vote for every share registered in his name.

          Every shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or proxyholders or one or more alternate proxyholders, who need not be shareholders, as his nominee to attend and act at the meeting in the manner, to the extent and with the authority conferred by the proxy.

          A proxy shall be executed by the shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized. If the Corporation is an “offering corporation” as defined to paragraph 1(1)27 of the Act, any such proxy appointing a proxyholder to attend and act at a meeting or meetings of shareholders ceases to be valid one year from its date.

          An instrument appointing a proxyholder may be in the following form or in any other form which complies with the regulations made under the Act:

     “The undersigned shareholder of Barrick Gold Corporation hereby appoints        of      , whom failing,         , of            as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the meeting of the shareholders of the said Corporation to be held on the            day of      , 19       and at any adjournment thereof in the same manner, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment thereof.

DATED the	day of	, 19 .

Signature of Shareholder

This form of proxy must be signed by a shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized.”

     The directors may from time to time pass regulations regarding the lodging of instruments appointing a proxyholder at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such instruments to be telegraphed, cabled, telexed, sent in writing or otherwise communicated by electronic means that produces a written copy before the meeting or adjourned meeting to the Corporation or any agent of the Corporation appointed for the purpose of receiving such particulars and providing that instruments appointing a proxyholder so lodged may be voted upon as though the instruments themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of the meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic, telex, cable or written communication, or electronic communication that produces a written copy, as to the authority of anyone claiming to vote on behalf of and to represent a shareholder notwithstanding that no instrument of proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such telegraphic, telex, cable, written or electronic communication accepted by the chairman of the meeting shall be valid and shall be counted.

42. Adjournment. The chairman of the meeting may with the consent of the meeting adjourn any meeting of shareholders from time to time to a fixed time and place and if the meeting is adjourned for less than thirty (30) days no notice of the time and place for the holding of the adjourned meeting need be given to any shareholder, other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting but, unless the meeting is adjourned by one or more adjournments for an aggregate of more than ninety (90) days, section 111 of the Act does not apply. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The persons who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

43. Quorum. Two (2) persons present and each holding or representing by proxy at least one (1) issued share of the Corporation shall be a quorum of any meeting of shareholders for the choice of a chairman of the meeting and for the adjournment of the meeting to a fixed time and place but may not transact any other business; for all other purposes a quorum for any meeting (unless a greater number of shareholders and/or a greater number of shares are required to be represented by the Act or by the Corporation’s articles or by any by-law of the Corporation) shall be persons present not being less than two (2) in number and holding or representing by proxy not less than twenty per cent (20%) of the total number of votes attaching to the issued shares of the Corporation for the time being enjoying voting rights at such meeting. If a quorum is present at the opening of a meeting of shareholders, the shareholders present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.

          Notwithstanding the foregoing, if the Corporation has only one shareholder, or only one shareholder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting and a quorum for such meeting.

SHARES AND TRANSFERS

44. Issuance. Subject to the articles of the Corporation and any unanimous shareholder agreement, shares in the Corporation may be issued at such time and issued to such persons and for such consideration as the directors may determine.

45. Security certificates. Security certificates (and the form of transfer power on the reverse side thereof) shall (subject to compliance with section 56 of the Act) be in such form as the directors may from time to time by resolution approve and, subject to subsection 55(3) of the Act, such certificates shall be signed manually by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent, branch transfer agent or issuing or other authenticating agent of the Corporation, or by a trustee who certifies it in accordance with a trust indenture, and any additional signatures required on a security certificate may be printed or otherwise mechanically reproduced thereon. Notwithstanding any change in the persons holding an office between the time of actual signing and the issuance of any certificate and notwithstanding that a person signing may not have held office at the date of issuance of such certificate, any such certificate so signed shall be valid and binding upon the Corporation.

46. Transfer agents. For each class of securities and warrants issued by the Corporation, the directors may from time to time by resolution appoint or remove,

(a)	a trustee, transfer agent or other agent to keep the securities register and the register of transfer and one or more persons or agents to keep branch registers; and

(b)	a registrar, trustee or agent to maintain a record of issued security certificates and warrants,

and subject to section 48 of the Act, one person may be appointed for the purposes of both clauses (a) and (b) in respect of all securities and warrants of the Corporation or any class or classes thereof.

47. Surrender of security certificates. Subject to the Act, no transfer of a security issued by the Corporation shall be recorded or registered unless and until (i) the security certificate representing the security to be transferred has been surrendered and cancelled or (ii) if no security certificate has been issued by the Corporation in respect of such share, a duly executed security transfer power in respect thereof has been presented for registration.

48. Defaced, destroyed, stolen or lost security certificates. In case of the defacement, destruction, theft or loss of a security certificate, the fact of such defacement, destruction, theft or loss shall be reported by the owner to the Corporation or to an agent of the Corporation (if any) acting on behalf of the Corporation, with a statement verified by oath or statutory declaration as to the defacement, destruction, theft or loss and the circumstances concerning the same and with a request for the issuance of a new security certificate to replace the one so defaced, destroyed, stolen or lost. Upon the giving to the Corporation (or, if there be an agent, hereinafter in this paragraph referred to as the “Corporation’s agent”, then to the Corporation and the Corporation’s agent) of an indemnity bond of a surety company in such form as is approved by the directors or by the Chairman of the Board (if any), the President, an Executive Vice-President, a Vice-

President, the Secretary or the Treasurer of the Corporation, indemnifying the Corporation (and the Corporation’s agent if any) against all loss, damage and expense, which the Corporation and/or the Corporation’s agent may suffer or be liable for by reason of the issuance of a new security certificate to such shareholder, and provided the Corporation or the Corporation’s agent does not have notice that the security has been acquired by a bona fide purchaser, a new security certificate may be issued in replacement of the one defaced, destroyed, stolen or lost, if such issuance is ordered and authorized by any one of the Chairman of the Board (if any), the President, an Executive Vice-President, a Vice-President, the Secretary or the Treasurer of the Corporation or by resolution of the directors.

DIVIDENDS

49. The directors may from time to time by resolution declare and the Corporation may pay dividends on its issued shares, subject to the provisions (if any) of the Corporation’s articles.

          The directors shall not declare and the Corporation shall not pay a dividend if there are reasonable grounds for believing that:

(a)	the Corporation is, or, after the payment, would be unable to pay its liabilities as they become due; or

(b)	the realizable value of the Corporation’s assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

          The directors may declare and the Corporation may pay a dividend by issuing fully paid shares of the Corporation or options or rights to acquire fully paid shares of the Corporation and, subject to section 38 of the Act, the Corporation may pay a dividend in money or property.

50. In case several persons are registered as the joint holders of any securities of the Corporation, any one of such persons may give effectual receipts for all dividends and payments on account of dividends, principal, interest and/or redemption payments on redemption of securities (if any) subject to redemption in respect of such securities.

RECORD DATES

51. Subject to subsection 95(4) of the Act, the directors may fix in advance a date as the record date for the determination of shareholders (i) entitled to receive payment of a dividend, (ii) entitled to participate in a liquidation or distribution, or (iii) for any other purpose except the right to receive notice of or to vote at a meeting of shareholders, but such record date shall not precede by more than 50 days the particular action to be taken.

          If no record date is fixed, the record date for the determination of shareholders for any purpose, other than to establish a record date for the determination of shareholders entitled to receive notice of a meeting of shareholders or to vote, shall be the close of business on the day on which the directors pass the resolution relating thereto.

VOTING SECURITIES IN OTHER ISSUERS

52. All securities of any other body corporate or issuer of securities carrying voting rights held from time to time by the Corporation may be voted at all meetings of shareholders, bondholders, debenture holders or holders of such securities, as the case may be, of such other body corporate or issuer and in such manner and by such person or persons as the directors of the Corporation shall from time to time determine and authorize by resolution. The duly authorized signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the directors.

NOTICES, ETC.

53. Service. Any notice or other document required to be given or sent by the Corporation to any shareholder or director of the Corporation shall be delivered personally or sent by prepaid mail or by telegram, telex or other electronic means that produces a written copy addressed to:

(a)	the shareholder at his latest address as shown on the records of the Corporation or its transfer agent; and

(b)	the director at his latest address as shown in the records of the Corporation or in the last notice filed under the Corporations Information Act, whichever is the more current.

With respect to every notice or other document sent by prepaid mail it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed and put into a post office or into a post office letter box and shall be deemed to be received by the addressee on the fifth day after mailing.

54. Undelivered Mail. If the Corporation sends a notice or document to a shareholder and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, the Corporation is not required to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

55. Shares registered in more than one name. All notices or other documents shall, with respect to any shares in the capital of the Corporation registered in more than one name, be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery of such document to all the holders of such shares.

56. Persons becoming entitled by operation of law. Every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any shares in the capital of the Corporation shall be bound by every notice or other document in respect of such shares which prior to his name and address being entered on the records of the Corporation shall have been duly given to the person or persons from whom he derives his title to such shares.

57. Deceased shareholder. Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with other persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or other document on his heirs, executors or administrators and all persons (if any) interested with him in such shares.

58. Signatures to notices. The signature of any director or officer of the Corporation to any notice may be written, printed or otherwise mechanically reproduced.

59. Computation of time. Where a given number of days’ notice or notice extending over any period is required to be given under any provisions of the articles or by-laws of the Corporation, the day of service, posting or other communication of the notice shall not be counted in such number of days or other period, and such number of days or other period shall commence on the day following the day of service, posting or other communication of the notice and shall terminate at midnight of the last day of the period except that if the last day of the period falls on a Sunday or holiday the period shall terminate at midnight of the day next following that is not a Sunday or holiday.

60. Proof of service. A certificate of any officer of the Corporation in office at the time of the making of the certificate or of an agent of the Corporation as to facts in relation to the mailing or delivery or service of any notice or other documents to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

CHEQUES, DRAFTS, NOTES, ETC.

61. All cheques, drafts or orders for the payment of money and all notes, acceptances and bills of exchange shall be signed by such officer or officers or other person or persons, whether or not officers of the Corporation, and in such manner as the directors may from time to time designate by resolution.

CUSTODY OF SECURITIES

62. All securities (including warrants) owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the directors, with such other depositaries or in such other manner as may be determined from time to time by the directors.

          All securities (including warrants) belonging to the Corporation may be issued and held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer thereof to be completed and registration thereof to be effected.

EXECUTION OF CONTRACTS, ETC.

63. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by any two of the officers and directors of the Corporation and all contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The directors are authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation either to sign contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing.

          The corporate seal of the Corporation may, when required, be affixed to contracts, documents or instruments in writing signed as aforesaid or by an officer or officers, person or persons appointed as aforesaid by resolution of the board of directors.

          The term “contracts, documents or instruments in writing” as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of securities and all paper writings.

          In particular, without limiting the generality of the foregoing, any two of the officers and directors of the Corporation are authorized to sell, assign, transfer, exchange, convert or convey all securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such securities.

          The signature or signatures of any such officer or director of the Corporation and/or of any other officer or officers, person or persons appointed as aforesaid by resolution of the directors may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or securities of the Corporation on which the signature or signatures of any of the foregoing officers, directors or persons shall be so reproduced, by authorization by resolution of the directors, shall be deemed to have been manually signed by such officers, directors or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers, directors or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or securities of the Corporation.

ENFORCEMENT OF LIEN FOR INDEBTEDNESS

64. Unless the Corporation has shares listed on a stock exchange recognized by the Ontario Securities Commission, the Corporation has a lien on shares registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation. The directors of the Corporation may authorize the Corporation to apply any dividends or other distributions paid or payable on or in respect of the share or shares in respect of which the Corporation has such a lien in repayment of the debt of that shareholder to the Corporation.

FINANCIAL YEAR

65. The financial year of the Corporation shall terminate on such day in each year as the board of directors may from time to time by resolution determine.